                        ANNUAL REPORT / OCTOBER 31, 2001

                             AIM GLOBAL GROWTH FUND

                                 [COVER IMAGE]

                                [AIM FUNDS LOGO]

                            --Registered Trademark--

                                IRISES BY VINCENT VAN GOGH

                  Van Gogh's painting of indigo Irises is one of his
                  masterpieces, partly because the flower has such universal
[COVER IMAGE]     appeal. Named for the Greek goddess of the rainbow, irises grow all over the globe. Like the appreciation of beautiful art and flowers, investing has caught the imagination and interest of people throughout the world.

ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:

o AIM Global Growth Fund's performance figures are historical, and they reflect fund expenses, the reinvestment of distributions and changes in net asset value.
o When sales charges are included in performance figures, Class A share performance reflects the maximum 4.75% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge
    (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. The performance of the fund's Class A, Class B and Class C shares will differ due to different sales charge structure and class expenses.
o International investing presents certain risks not associated with investing solely in the United States. These include risks relating to fluctuations in the value of the U.S. dollar relative to other currencies, the custody arrangements made for the fund's foreign holdings, differences in accounting, political risks and the lesser degree of public information required from non-U.S. companies.
o The fund's investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:

o The unmanaged MSCI World Index is a group of global securities tracked by Morgan Stanley Capital International.
o The Dow Jones Industrial Average (the Dow) is a price-weighted average of 30 actively traded blue-chip stocks.
o The National Association of Securities Dealers Automated Quotation System Composite Index (the Nasdaq) is a market-value-weighted index comprising all domestic and non-U.S. based common stocks listed on the Nasdaq system.
o The unmanaged Standard & Poor's Composite Index of 500 Stocks (the S&P 500) represents the performance of the U.S. stock market.

An investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges.

   AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR
      GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER
       GOVERNMENT AGENCY. THERE IS A RISK THAT YOU COULD LOSE SOME OR ALL
                                  YOUR MONEY.

   This report may be distributed only to current shareholders or to persons who have received a current prospectus of the fund.

                   DEAR FELLOW SHAREHOLDER:

[PHOTO OF          We understand how challenging the fiscal year covered by
ROBERT H.          this report--October 31, 2000, to October 31, 2001--has been.
GRAHAM]            Even before September's terrorist attacks, the slowdown in the economy and equity markets had been more persistent than anyone anticipated. Domestically, the S&P 500 lost 24.89% over the year while the Nasdaq Composite fell 49.84%. There was no comfort overseas--the MSCI World Index declined
                   25.51%. Growth-oriented investing was particularly out of favor, but value-oriented investing also ended up with negative returns.
                        As usually occurs during difficult stock markets,
                   fixed-income investments, particularly high-quality ones, did well. The broad-based Lehman Aggregate Bond Index was up
                   14.56% for the year.
                        To give you some idea of how harsh the equity
                   environment has been, for major domestic and global
benchmarks--the S&P 500, the Dow Jones Industrials, the Nasdaq and the MSCI World--the year ended October 31 was the worst one since the famous bear market of 1973-74. It was also the first year since 1990 during which both the S&P 500 and the MSCI World declined.

YOUR FUND'S PERFORMANCE
Your fund's growth-oriented investment style was a hindrance during this fiscal year. For example, total return for AIM Global Growth Fund Class A shares at net asset value was a disappointing -41.17%. It is worth pointing out that Class A shares produced very attractive positive total returns for each of the six previous fiscal years. We are confident that the growth investing style will return to favor, though of course we cannot say when.
    The following pages contain your portfolio managers' discussion of how they managed the portfolio, how markets affected the fund, and the fund's long-term record. If you have questions or comments, please contact us through our Web site, www.aimfunds.com.

NATIONAL AND MARKET RESILIENCE: GOOD REASONS FOR OPTIMISM
Into the trying economic environment of 2001 came the unthinkable attacks of September 11. Our stock markets closed for nearly a week, and consumer confidence was rattled. As the fiscal year closed, the United States was at war and markets were in a cautious mood.
    But as I write, about 12 weeks after the attacks and just over a month after the fiscal year closed, the war is going very well indeed, and the main domestic benchmarks--the Dow Industrials, the S&P 500 and the Nasdaq--are rebounding. All three had reached their year-to-date low for 2001 on September 21. From that low, as of December 7 the Dow was up more than 22%, the S&P more than 20%. The Nasdaq, typically subject to wider swings, was up more than 42%.
    Historically, a rising stock market has presaged better times in the economy. So all in all, there is good reason to believe 2002, and the years ahead, will prove more agreeable than 2001 has been. The market we have just been through is unlike anything we have seen in a generation, but our long-term economic story is a resounding success, and America's potential remains unlimited.

WHAT SHOULD INVESTORS DO NOW?
In view of the September 11 events and the bear market in equities, many of our shareholders have asked us what they should do about their investments. We at AIM intend to stay concentrated on the long term--which we consider the most advisable course for our shareholders too.
    Abruptly changing your portfolio on the basis of short-term events and market moves is rarely beneficial. As we have reminded shareholders on many occasions, if you pull out of the market for a short period and miss a few of its best days, odds are your long-term returns will be adversely affected. And portfolio diversification, as the disparate performance of equity and fixed-income investments during this fiscal year shows, remains critical to any investment plan. Now more than ever, we encourage you to stay in touch with your financial advisor, who is familiar with your goals and time horizon and can help you stay focused on those goals.
    We understand that our shareholders are relying on us for the growth of their investments, and we want you to know that all of us are working diligently to that end. Thank you for your continued participation in The AIM Family of Funds--Registered Trademark--.

Sincerely,

/s/ ROBERT H. GRAHAM
Robert H. Graham
Chairman
December 10, 2001

FUND STRUGGLES IN HARSH CLIMATE FOR GROWTH INVESTING

MARKETS ACROSS THE WORLD FACED MAJOR ECONOMIC WOES DURING THE YEAR. HOW DID AIM GLOBAL GROWTH FUND PERFORM?
The severe bear market that has weighed down Wall Street and overseas markets took its toll on AIM Global Growth Fund. Excluding sales charges, total returns for Class A, Class B and Class C shares were -41.17%, -41.50%, and -41.46%, respectively, for the fiscal year ended October 31, 2001. The fund's benchmark, the MSCI World Index, performed better for the year. The index performance was -25.51%. The September 11 terror strikes against the United States only added to the uncertainty surrounding markets and mutual funds.
    Yet, near the end of the fiscal year, signs of improvement were rising from the ashes. The AIM Global Growth Fund demonstrated positive movement following the September 21 low point. For the month of October, Class A, Class B and Class C shares all gained more than 3%.
    Total net assets in the fund were $860.4 million as of October 31, 2001.

WHAT WERE MAJOR TRENDS IN THE STOCK MARKET OVER THE REPORTING PERIOD?
The September terrorist attacks in New York and near Washington compounded an already difficult situation for the stock market and the economy. Even before the attacks, major market indexes had been declining for more than a year. Concern over deteriorating corporate earnings, a slowing economy and rising unemployment caused major stock market indexes to drop. Companies in most economic sectors reported declining earnings as formerly robust economic expansion ground to a halt, and the possibility of a recession loomed.
    Following the attacks, stock markets were closed for nearly a week--the longest suspension of trading activity since the Great Depression of the 1930s. After markets reopened on September 17, the Dow experienced its worst week in more than 60 years, losing more than 14% of its value in just five days. Markets, however, recouped some of their losses in October as the Federal Reserve Board (the Fed) approved its ninth interest rate cut of 2001, reducing the key federal funds rate to 2.5%--its lowest level since 1962. Additionally, the United States and its allies took military action against terrorist positions in Afghanistan. Still, the threat of terrorism remained, causing markets to remain volatile as the fiscal year ended.
    For most of the reporting period, value stocks outperformed growth stocks as investors sought attractively priced issues. Still, even value stocks sustained losses. The fiscal year was the worst for growth stocks since the aftermath of the market crash of 1929 and the bear market of 1973-74. Buoyed by Fed rate cuts, which had the potential to boost corporate profitability, growth stocks rallied in April and again in October.
    Near the end of the fiscal year, AIM Global Growth Fund rallied as stocks moved up from September lows. The fund benefited from the aggressive U.S. monetary and fiscal policy to cut interest rates.

WHAT HAPPENED IN GLOBAL MARKETS DURING THE FUND'S FISCAL YEAR?
For the fiscal year, all regions were in negative territory, with growth stocks faring worse than value stocks worldwide. Nevertheless, markets around the world were mostly higher in October, especially late in the month, as many business sectors moved off September lows. The technology sector led this late upturn. Markets were reacting favorably to the aggressive interest rate cutting by the U.S. central bank. The Fed hopes the cuts in rates will stimulate borrowing and reduce household mortgage costs, freeing up consumers' income for consumption.

FUND AT A GLANCE

AIM Global Growth Fund seeks capital growth by investing in mid- and large-size companies that have demonstrated superior earnings growth.

INVESTMENT STYLE: GROWTH (focuses on the growth potential of a company's earnings, the most tangible measure of growth and success.)

o   Has minimal emerging markets exposure

o Invests in companies with strong global market position and strong earnings potential

o   Maintains about half its portfolio in United States companies.

PORTFOLIO COMPOSITION
As of 10/31/01, based on total net assets

============================================================================================
TOP 10 HOLDINGS                                   TOP 10 INDUSTRIES
--------------------------------------------------------------------------------------------
 1.  Sanofli-Synthelabo S.A. (France)     2.1%     1.  Pharmaceuticals                  18.0%

 2.  TotalFina Elf S.A. (France)          1.9      2.  Diversified Financial Services    7.3

 3.  Biovail Corp. (Canada)               1.9      3.  Banks                             6.3

 4.  Altana Gr. (Germany)                 1.8      4.  Integrated Oil & Gas              6.2

 5.  Royal Bank of Scotland Group PLC              5.  Semiconductors                    6.1
     (United Kingdom)                     1.7

 6.  BNP Paribas S.A. (France)            1.7      6.  Multi-Line Insurance              2.4

 7.  Teva Pharmaceutical Industries                7.  Aerospace & Defense               2.4
     LTD.-ADR (Israel)                    1.7

 8.  Aventis S.A. (France)                1.6      8.  Biotechnology                     2.2

 9.  BP PLC (United Kingdom)              1.6      9.  Health Care Facilities            2.2

10.  Nestle S.A. - Class B (Switzerland)  1.4     10.  Home Improvement Retail           2.1

The fund's portfolio composition is subject to change, and there is no guarantee that the fund will continue to hold any particular security.

============================================================================================

    In Europe, all major markets staged an October rally, driven by previously depressed sectors such as technology and media. In addition, the Bank of England lowered rates. In Japan, the Topix index gained during the month, despite news that the Bank of Japan admitted the country faced its second recession since 1998. Asian markets staged a particularly strong rally late in October, with the result that Asia was the best-performing region late in the fund's fiscal year.

HOW DID YOU MANAGE THE FUND IN THIS ENVIRONMENT?
Despite the difficult stock market environment, we followed the AIM discipline, seeking companies that are industry leaders with accelerating earnings growth. The fund emphasized large-capitalization companies. Managers held onto technology stocks, which hurt the fund early in 2001 but generated solid performance late in the fiscal year. In addition to technology, the fund is overweight in health care compared to the MSCI World Index, and underweight in the materials and telecommunications sectors.
    By regions, we reduced exposure in the U.S. and Europe compared to the MSCI AC World Index. Managers decreased exposure in Asia and the South Pacific. We favored European pharmaceutical firms and reduced exposure to certain export-oriented Asian firms.
    At the close of the fiscal year, the fund had 118 holdings.

WHAT WERE SOME OF THE LARGEST HOLDINGS IN THE PORTFOLIO?

o SANOFLI-SYNTHELABO is a French drug maker aiming to increase its penetration of U.S. markets. The company specializes in cardiovascular, central nervous system and oncology medicines.
o BIOVAIL produces timed-release drug-delivery systems to boost existing drugs that treat hypertension, asthma and arthritis.
o ROYAL BANK OF SCOTLAND invented the concept of overdraft protection in 1728. The bank has more than 2,000 branches in Scotland and Ireland.
o BNP PARIBAS, based in Paris, is one of Europe's largest banks, with more than 2,100 branches in 85 countries.
o AVENTIS is one of the world's largest drug companies. A top seller is Lovenox, which treats thrombosis and other cardiovascular conditions.
o BP PLC, formerly BP Amoco, is the world's number three integrated oil company, behind Exxon Mobil and Royal Dutch Shell. The firm has 15 billion barrels of oil equivalent, and is the largest U.S. oil producer.
o NESTLE S.A. is the world's number one food company, with 500 factories in 100 countries.

WHAT WERE CONDITIONS LIKE AT THE CLOSE OF THE FISCAL YEAR?
At the close of the fiscal year, the situation was uncertain for markets and the economy. The United States' gross domestic product (GDP) contracted at an annual rate of 1.1% in the third quarter of 2001. The nation's unemployment rate rose from 4.9% in September to 5.4% in October, as companies cut more than 400,000 jobs in October--the most in 21 years. Concerns about the economy and the continued threat of terrorism eroded consumer confidence, which plummeted following the attacks.
    Still, there were positive signs. Congress and the White House were working on an economic stimulus package, and the Fed was maintaining a bias toward cutting interest rates. Steps had been taken to combat terrorism at home and abroad. Inflation remained low and oil prices were dropping, reducing fuel costs for corporations and consumers. Moreover, stocks were favorably priced, and there was a reported $2.2 trillion in cash in money market accounts that could potentially be deployed back into equities.
    Global markets also began to improve as central banks throughout Europe and Asia added new interest rate cuts and injected liquidity into markets.

          See important fund and index disclosures inside front cover.

YOUR FUND'S LONG-TERM PERFORMANCE

AVERAGE ANNUAL TOTAL RETURNS

As of 10/31/01, including sales charges

================================================================================
CLASS A SHARES
Inception (9/15/94)              6.55%
5 Years                          1.69
1 Year                         -43.96

CLASS B SHARES
Inception (9/15/94)              6.70%
5 Years                          1.76
1 Year                         -44.42

CLASS C SHARES
Inception (8/4/97)              -2.50%
1 Year                         -42.04

In addition to the returns listed above, industry regulations require us to provide average annual total returns (including sales charges) as of 9/30/01, the most recent calendar quarter-end, which were: Class A shares, one year, -49.72%; five years, 1.05%; inception (9/15/94), 6.10%. Class B shares, one year -50,07%; five years, 1.14%; inception (9/15/94), 6.28%. Class C shares, one year, -48.00%; inception (8/4/97), -3.35%.

BECAUSE OF RECENT SIGNIFICANT MARKET VOLATILITY, RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN. CALL YOUR FINANCIAL ADVISOR FOR MORE CURRENT PERFORMANCE.

================================================================================

RESULTS OF A $10,000 INVESTMENT

9/15/94-10/31/01

                                     [MT. CHART]

================================================================================

9/94        10000       9525       9/94        10000
10/94       10010       9744       10/94       10220
             9515       9062                    9490
            10465      10092                   10549
            11071      11578                   12109
10/95       10957      11741       10/95       12260
            11872      12314                   12840
            12421      13245                   13796
            12047      12847                   13359
10/96       12743      13768       10/96       14296
            13394      14797                   15343
            13706      14632                   15149
            15973      17327                   17918
10/97       14879      16143       10/97       16676
            15746      16712                   17232
            17684      19180                   19760
            17840      19686                   20249
10/98       17147      17826       10/98       18306
            19464      20969                   21509
            20506      21073                   21575
            20608      21761                   22252
10/99       21422      23970       10/99       24476
            22435      29077                   29657
            23026      29357                   29894
            22536      28626                   29100
10/00       21654      26721       10/00       27142
            21062      23603                   23931
            19337      19032                   19282
            18237      17986                   18193
10/01       16131      15713       10/01       15880

AIM Global Growth Class B Shares $16,131
AIM Global Growth Class A Shares $15,880
MSCI World Index $15,713

                                                            Source: Lipper, Inc.

Past performance cannot guarantee comparable future results.
================================================================================

The chart compares AIM Global Growth Fund to benchmark indexes. It is intended to give you a general idea of how your fund compared to the stock market over the period 9/15/94-10/31/01 (data for the index is for the period 8/31/94-10/31/01).
    It is important to understand the difference between your fund and an index. An index measures the performance of a hypothetical portfolio, in this case the MSCI World Index. Market indexes such as the MSCI World Index are not managed, and incur no sales charges, expenses or fees. If you could buy all the securities that make up a market index, you would incur expenses that would affect your investment's return.
    Your fund's total return includes sales charges, expenses and management fees. The performance of the fund's Class A, Class B and Class C shares will differ due to differing sales charge structures and class expenses. For fund performance calculations and descriptions of the indexes cited on this page, please see the inside front cover.
    Performance shown in the chart and table does not reflect taxes a shareholder would pay on fund distributions or on sale of fund shares. Performance for the index(es) does not reflect the effects of taxes either.

AIM PRIVACY POLICY

We are always aware that when you invest in an AIM fund, you entrust us with more than your money. You also share personal and financial information with us that is necessary for your transactions and your account records. We take very seriously the obligation to keep that information confidential and private.
    AIM collects nonpublic personal information about you from applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you, or our former customers, to our affiliates or to service providers or other third parties except on the limited basis permitted by law.
    For example, we use this information to administer your accounts with us through such activities as sending you transaction confirmations, annual reports, prospectuses and tax forms. Even within AIM, only people involved with servicing your accounts have access to your information.
    To ensure the highest level of confidentiality and security, AIM maintains physical, electronic and procedural safeguards that meet or exceed federal standards. Special measures, such as data encryption and authentication, apply to your communications with us on our Web site--www.aimfunds.com. More detail is available to you at that site.

 A I M Capital Management, Inc. o A I M Distributors, Inc. o The AIM Family of
        Funds--Registered Trademark-- o AMVESCAP National Trust Company

                                  [LOCK IMAGE]

AIM eDELIVERY CAN REDUCE YOUR PAPER MAIL

You can have fund reports and prospectuses delivered electronically! When you sign up for eDelivery, we will e-mail you a link, and you will not receive a paper copy by mail. You may cancel the service at any time by visiting our Web site.
    To enroll, go to www.aimfunds.com, select "Your AIM Account," long in, click on the "Account Options" dropdown menu and select "eDelivery."
    If you receive your account statements, fund reports and prospectuses from your financial advisor, rather than directly from AIM, eDelivery is not accessible to you. Ask your financial advisor if his or her firm offers electronic delivery.

SCHEDULE OF INVESTMENTS
October 31, 2001

                                                               MARKET
                                                 SHARES        VALUE
DOMESTIC COMMON STOCKS-44.96%

AEROSPACE & DEFENSE-1.88%

General Dynamics Corp.                             91,000   $  7,425,600
------------------------------------------------------------------------
Lockheed Martin Corp.                             180,000      8,778,600
========================================================================
                                                              16,204,200
========================================================================

APPLICATION SOFTWARE-1.56%

Electronic Arts Inc.(a)                           130,000      6,689,800
------------------------------------------------------------------------
PeopleSoft, Inc.(a)                               225,000      6,698,250
========================================================================
                                                              13,388,050
========================================================================

BIOTECHNOLOGY-1.57%

Amgen Inc.(a)                                     148,000      8,409,360
------------------------------------------------------------------------
IDEC Pharmaceuticals Corp.(a)                      85,000      5,098,300
========================================================================
                                                              13,507,660
========================================================================

DATA PROCESSING SERVICES-1.34%

First Data Corp.                                  170,000     11,486,900
========================================================================

DIVERSIFIED FINANCIAL SERVICES-7.33%

Citigroup Inc.                                    250,000     11,380,000
------------------------------------------------------------------------
Fannie Mae                                        135,000     10,929,600
------------------------------------------------------------------------
Freddie Mac                                       170,000     11,529,400
------------------------------------------------------------------------
Goldman Sachs Group, Inc. (The)                   130,000     10,160,800
------------------------------------------------------------------------
Lehman Brothers Holdings Inc.                     145,000      9,056,700
------------------------------------------------------------------------
Morgan Stanley Dean Witter & Co.                  205,000     10,028,600
========================================================================
                                                              63,085,100
========================================================================

GENERAL MERCHANDISE STORES-1.22%

Wal-Mart Stores, Inc.                             204,500     10,511,300
========================================================================

HEALTH CARE DISTRIBUTORS & SERVICES-1.42%

AmerisourceBergen Corp.                            65,000      4,131,400
------------------------------------------------------------------------
Cardinal Health, Inc.                             120,000      8,053,200
========================================================================
                                                              12,184,600
========================================================================

HEALTH CARE EQUIPMENT-1.45%

Baxter International Inc.                         195,000      9,432,150
------------------------------------------------------------------------
Biomet, Inc.(a)                                   100,000      3,050,000
========================================================================
                                                              12,482,150
========================================================================

HEALTH CARE FACILITIES-2.17%

HCA Inc.                                          232,000      9,201,120
------------------------------------------------------------------------
Tenet Healthcare Corp.(a)                         165,000      9,490,800
========================================================================
                                                              18,691,920
========================================================================

HOME IMPROVEMENT RETAIL-2.13%

Home Depot, Inc. (The)                            230,000      8,792,900
------------------------------------------------------------------------
Lowe's Cos., Inc.                                 280,000      9,548,000
========================================================================
                                                              18,340,900
========================================================================

                                                               MARKET
                                                 SHARES        VALUE

INDUSTRIAL CONGLOMERATES-1.06%

General Electric Co.                              250,000   $  9,102,500
========================================================================

IT CONSULTING & SERVICES-0.60%

SunGard Data Systems Inc.(a)                      205,000      5,166,000
========================================================================

MANAGED HEALTH CARE-0.50%

UnitedHealth Group Inc.                            65,000      4,273,750
========================================================================

MOVIES & ENTERTAINMENT-1.05%

AOL Time Warner Inc.(a)                           125,000      3,901,250
------------------------------------------------------------------------
Viacom Inc.-Class B(a)                            140,000      5,111,400
========================================================================
                                                               9,012,650
========================================================================

MULTI-LINE INSURANCE-1.25%

American International Group, Inc.                137,000     10,768,200
========================================================================

NETWORKING EQUIPMENT-1.43%

Brocade Communications Systems, Inc.(a)           130,000      3,191,500
------------------------------------------------------------------------
Cisco Systems, Inc.(a)                            540,000      9,136,800
========================================================================
                                                              12,328,300
========================================================================

PHARMACEUTICALS-6.39%

Abbott Laboratories                               140,000      7,417,200
------------------------------------------------------------------------
Allergan, Inc.                                    131,000      9,404,490
------------------------------------------------------------------------
Andrx Group(a)                                    107,000      6,947,510
------------------------------------------------------------------------
Bristol-Myers Squibb Co.                          121,000      6,467,450
------------------------------------------------------------------------
Forest Laboratories, Inc.(a)                      114,000      8,479,320
------------------------------------------------------------------------
Johnson & Johnson                                 122,000      7,065,020
------------------------------------------------------------------------
King Pharmaceuticals, Inc.(a)                     235,000      9,162,650
========================================================================
                                                              54,943,640
========================================================================

SEMICONDUCTOR EQUIPMENT-1.24%

Applied Materials, Inc.(a)                        151,000      5,150,610
------------------------------------------------------------------------
KLA-Tencor Corp.(a)                               135,000      5,516,100
========================================================================
                                                              10,666,710
========================================================================

SEMICONDUCTORS-5.49%

Analog Devices, Inc.(a)                           230,000      8,740,000
------------------------------------------------------------------------
Broadcom Corp.-Class A(a)                         150,000      5,161,500
------------------------------------------------------------------------
Intel Corp.                                       367,000      8,962,140
------------------------------------------------------------------------
Linear Technology Corp.                           150,000      5,820,000
------------------------------------------------------------------------
Texas Instruments Inc.                            365,000     10,216,350
------------------------------------------------------------------------
Xilinx, Inc.(a)                                   275,000      8,365,500
========================================================================
                                                              47,265,490
========================================================================

SOFT DRINKS-0.54%

PepsiCo, Inc.                                      95,000      4,627,450
========================================================================

SYSTEMS SOFTWARE-1.46%

Microsoft Corp.(a)                                155,000      9,013,250
------------------------------------------------------------------------

                                                               MARKET
                                                 SHARES        VALUE
SYSTEMS SOFTWARE-(CONTINUED)

Oracle Corp.(a)                                   260,000   $  3,525,600
========================================================================
                                                              12,538,850
========================================================================

TELECOMMUNICATIONS EQUIPMENT-0.91%

QUALCOMM Inc.(a)                                  160,000      7,859,200
========================================================================

WIRELESS TELECOMMUNICATION SERVICES-0.97%

Sprint Corp. (PCS Group)(a)                       375,000      8,362,500
========================================================================
    Total Domestic Common Stocks (Cost
      $391,207,486)                                          386,798,020
========================================================================

FOREIGN STOCKS & OTHER EQUITY
  INTERESTS-49.99%

AUSTRALIA-0.77%

AMP Ltd. (Multi-Line Insurance)                   725,240      6,585,217
========================================================================

BERMUDA-0.99%

ACE Ltd. (Property & Casualty Insurance)          242,000      8,530,500
========================================================================

BRAZIL-0.55%

Companhia de Bebidas das Americas-ADR
  (Brewers)                                       292,400      4,748,576
========================================================================

CANADA-3.16%

Bank of Nova Scotia (Banks)                        80,000      2,208,095
------------------------------------------------------------------------
Biovail Corp. (Pharmaceuticals)(a)                344,300     16,271,618
------------------------------------------------------------------------
Bombardier Inc.-Class B (Aerospace & Defense)     681,020      4,415,249
------------------------------------------------------------------------
Manulife Financial Corp. (Life & Health
  Insurance)                                      175,600      4,338,327
========================================================================
                                                              27,233,289
========================================================================

DENMARK-2.56%

Danske Bank A.S. (Banks)                          541,050      8,015,835
------------------------------------------------------------------------
Novo Nordisk A.S.-Class B (Pharmaceuticals)       292,610     11,872,921
------------------------------------------------------------------------
Vestas Wind Systems A.S. (Heavy Electrical
  Equipment)                                       67,800      2,131,959
========================================================================
                                                              22,020,715
========================================================================

FRANCE-11.27%

Aventis S.A. (Pharmaceuticals)                    188,200     13,849,123
------------------------------------------------------------------------
BNP Paribas S.A. (Banks)                          177,900     14,796,630
------------------------------------------------------------------------
Pinault-Printemps-Redoute S.A. (Department
  Stores)                                          17,920      2,063,115
------------------------------------------------------------------------
PSA Peugeot Citroen (Automobile
  Manufacturers)                                  235,200      9,558,945
------------------------------------------------------------------------
Sanofi-Synthelabo S.A. (Pharmaceuticals)          267,800     17,657,657
------------------------------------------------------------------------
Sodexho Alliance S.A. (Restaurants)(a)            111,200      5,235,056
------------------------------------------------------------------------
TotalFinaElf S.A. (Integrated Oil & Gas)          117,359     16,479,950
------------------------------------------------------------------------
Vinci S.A. (Construction & Engineering)           167,850     10,123,042
------------------------------------------------------------------------
Vivendi Environnement (Multi-Utilities)           187,000      7,189,291
========================================================================
                                                              96,952,809
========================================================================

                                                               MARKET
                                                 SHARES        VALUE

GERMANY-3.43%

Allianz A.G. (Multi-Line Insurance)                14,340   $  3,367,737
------------------------------------------------------------------------
Altana A.G. (Pharmaceuticals)                     323,380     15,136,706
------------------------------------------------------------------------
Bayerisch Motoren Werke A.G. (Automobile
  Manufacturers)                                   76,387      2,269,072
------------------------------------------------------------------------
Muenchener Rueckversicherungs-Gesellschaft
  A.G. (Reinsurance)                               32,900      8,703,829
========================================================================
                                                              29,477,344
========================================================================

HONG KONG-0.26%

China Mobile Ltd. (Wireless Telecommunication
  Services)(a)                                    748,000      2,268,018
========================================================================

IRELAND-0.68%

Bank of Ireland (Banks)                           658,800      5,888,677
========================================================================

ISRAEL-1.68%

Teva Pharmaceutical Industries Ltd.-ADR
  (Pharmaceuticals)                               233,800     14,448,840
========================================================================

ITALY-1.79%

Autostrade-Concessioni e Costruzioni
  Autostrade S.p.A. (Highways & Railtracks)       995,800      6,256,658
------------------------------------------------------------------------
ENI S.p.A. (Integrated Oil & Gas)                 731,600      9,167,012
========================================================================
                                                              15,423,670
========================================================================

JAPAN-5.13%

Crayfish Co., Ltd.-ADR (Internet Software &
  Services)(a)                                     15,220        144,438
------------------------------------------------------------------------
Fuji Photo Film Co., Ltd. (Photographic
  Products)                                        63,000      2,078,732
------------------------------------------------------------------------
Fujisawa Pharmaceutical Co., Ltd.
  (Pharmaceuticals) (Acquired 09/07/01-
  09/13/01; Cost $6,226,462)(b)                   311,000      7,467,658
------------------------------------------------------------------------
Hirose Electric Co., Ltd. (Electronic
  Equipment & Instruments)                         44,000      3,227,050
------------------------------------------------------------------------
Honda Motor Co., Ltd. (Automobile
  Manufacturers)                                   96,000      3,442,005
------------------------------------------------------------------------
Hoya Corp. (Electronic Equipment &
  Instruments)                                    102,000      6,089,677
------------------------------------------------------------------------
Nintendo Co. Ltd. (Consumer Electronics)           14,000      2,158,772
------------------------------------------------------------------------
NTT DoCoMo, Inc. (Wireless Telecommunication
  Services) (Acquired 01/27/99-02/21/01; Cost
  $6,458,082)(b)                                      424      5,748,448
------------------------------------------------------------------------
Ricoh Co., Ltd. (Office Electronics)              215,000      3,582,163
------------------------------------------------------------------------
Sharp Corp. (Consumer Electronics)                217,000      2,243,728
------------------------------------------------------------------------
Takeda Chemical Industries, Ltd.
  (Pharmaceuticals)                                57,000      2,760,617
------------------------------------------------------------------------
Toyota Motor Corp. (Automobile Manufacturers)      80,200      1,945,394
------------------------------------------------------------------------
Trend Micro Inc. (Application Software)(a)        150,100      3,224,134
========================================================================
                                                              44,112,816
========================================================================

                                                               MARKET
                                                 SHARES        VALUE

MEXICO-1.42%

America Movil S.A. de C.V.-Series L-ADR
  (Wireless Telecommunication Services)           137,300   $  2,059,500
------------------------------------------------------------------------
Telefonos de Mexico S.A. de C.V.-Class L-ADR
  (Integrated Telecommunication Services)         137,300      4,676,438
------------------------------------------------------------------------
Wal-Mart de Mexico S.A. de C.V.-Series C
  (General Merchandise Stores)                  2,536,200      5,474,364
========================================================================
                                                              12,210,302
========================================================================

NETHERLANDS-2.13%

Koninklijke Ahold N.V. (Food Retail)              381,200     10,726,468
------------------------------------------------------------------------
Royal Dutch Petroleum Co. (Integrated Oil &
  Gas)                                            103,340      5,255,715
------------------------------------------------------------------------
Wolters Kluwer N.V. (Publishing & Printing)       110,100      2,311,164
========================================================================
                                                              18,293,347
========================================================================

PORTUGAL-0.17%

Portugal Telecom, SGPS, S.A. (Integrated
  Telecommunications Services)(a)                 188,450      1,492,773
========================================================================

SOUTH KOREA-1.06%

Korea Telecom Corp.-ADR (Integrated
  Telecommunication Services)                     178,000      3,709,520
------------------------------------------------------------------------
Samsung Electronics Co., Ltd.
  (Semiconductors)                                 40,600      5,456,313
========================================================================
                                                               9,165,833
========================================================================

SPAIN-2.27%

Banco Bilbao Vizcaya Argentaria, S.A. (Banks)     185,500      2,075,534
------------------------------------------------------------------------
Banco Popular Espanol S.A. (Banks)                177,000      5,942,880
------------------------------------------------------------------------
Industria de Diseno Textil, S.A. (Apparel
  Retail)(a)                                      286,900      5,345,838
------------------------------------------------------------------------
Telefonica, S.A. (Integrated
  Telecommunication Services)(a)                  515,380      6,188,684
========================================================================
                                                              19,552,936
========================================================================

SWEDEN-1.02%

Hennes & Mauritz A.B.-Class B (Apparel
  Retail)(a)                                      262,200      4,584,862
------------------------------------------------------------------------
Securitas A.B.-Class B (Diversified
  Commercial Services)(a)                         249,800      4,157,244
========================================================================
                                                               8,742,106
========================================================================

                                                               MARKET
                                                 SHARES        VALUE

SWITZERLAND-2.02%

Nestle S.A.-Class B (Packaged Foods)               58,300   $ 12,095,288
------------------------------------------------------------------------
Serono S.A.-Class B (Biotechnology)                 6,700      5,293,574
========================================================================
                                                              17,388,862
========================================================================

UNITED KINGDOM-7.63%

BP PLC (Integrated Oil & Gas)                   1,675,200     13,529,518
------------------------------------------------------------------------
Next PLC (Department Stores)                      607,900      7,687,314
------------------------------------------------------------------------
Reckitt Benckiser PLC (Household Products)        661,000      9,234,117
------------------------------------------------------------------------
Royal Bank of Scotland Group PLC (Banks)          624,400     14,946,912
------------------------------------------------------------------------
Shell Transport & Trading Co. PLC (Integrated
  Oil & Gas)                                    1,243,000      9,315,390
------------------------------------------------------------------------
Smith & Nephew PLC (Health Care Supplies)       1,083,200      6,096,234
------------------------------------------------------------------------
WPP Group PLC (Advertising)                       531,600      4,815,562
========================================================================
                                                              65,625,047
========================================================================
    Total Foreign Stocks & Other Equity
      Interests (Cost $429,940,418)                          430,161,677
========================================================================

                                               PRINCIPAL
                                                 AMOUNT
U.S. TREASURY SECURITIES-0.23%

U.S. TREASURY BILLS

2.08%, 12/20/01 (Cost $1,994,202)(c)           $2,000,000      1,994,202
========================================================================

                                                 SHARES

MONEY MARKET FUNDS-5.22%

STIC Liquid Assets Portfolio(d)                22,461,503     22,461,503
------------------------------------------------------------------------
STIC Prime Portfolio(d)                        22,461,503     22,461,503
========================================================================
    Total Money Market Funds (Cost
      $44,923,006)                                            44,923,006
========================================================================
TOTAL INVESTMENTS-100.40% (Cost $868,065,112)                863,876,905
========================================================================
OTHER ASSETS LESS LIABILITIES-(0.40%)                         (3,469,769)
========================================================================
NET ASSETS-100.00%                                          $860,407,136
________________________________________________________________________
========================================================================

Investment Abbreviations:

ADR  - American Depositary Receipt

Notes to Schedule of Investments:

(a)  Non-income producing security.
(b) Restricted security. May be resold to qualified institutional buyers in accordance with the provisions of Rule 144A under the Securities Act of 1933, as amended. The aggregate market value of these securities at 10/31/01 was $13,216,106 which represented 1.54% of the Fund's net assets.
(c) U.S. Treasury bills are traded on a discount basis. In such cases the interest rate shown represents the rate of discount paid or received at the time of purchase by the Fund.
(d) The money market fund and the Fund are affiliated by having the same investment advisor.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES
October 31, 2001

ASSETS:

Investments, at market value (cost
  $868,065,112)*                                $863,876,905
------------------------------------------------------------
Foreign currencies, at value (cost $639,040)         625,803
------------------------------------------------------------
Receivables for:
  Investments sold                                 5,862,925
------------------------------------------------------------
  Capital stock sold                                 302,737
------------------------------------------------------------
  Dividends and interest                           1,242,212
------------------------------------------------------------
Investment for deferred compensation plan             42,910
------------------------------------------------------------
Collateral for securities loaned                  55,216,201
------------------------------------------------------------
Other assets                                          27,249
============================================================
    Total assets                                 927,196,942
============================================================

LIABILITIES:

Payables for:
  Investments purchased                            5,617,969
------------------------------------------------------------
  Capital stock reacquired                         4,602,023
------------------------------------------------------------
  Deferred compensation plan                          42,910
------------------------------------------------------------
  Collateral upon return of securities loaned     55,216,201
------------------------------------------------------------
Accrued distribution fees                            702,613
------------------------------------------------------------
Accrued directors' fees                                1,775
------------------------------------------------------------
Accrued transfer agent fees                          459,424
------------------------------------------------------------
Accrued operating expenses                           146,891
============================================================
    Total liabilities                             66,789,806
============================================================
Net assets applicable to shares outstanding     $860,407,136
____________________________________________________________
============================================================

NET ASSETS:

Class A                                         $439,612,496
____________________________________________________________
============================================================
Class B                                         $369,170,517
____________________________________________________________
============================================================
Class C                                         $ 51,624,123
____________________________________________________________
============================================================

CAPITAL STOCK, $0.001 PAR VALUE PER SHARE:

Class A:
  Authorized                                     200,000,000
------------------------------------------------------------
  Outstanding                                     30,158,749
____________________________________________________________
============================================================
Class B:
  Authorized                                     200,000,000
------------------------------------------------------------
  Outstanding                                     26,366,929
____________________________________________________________
============================================================
Class C:
  Authorized                                     200,000,000
------------------------------------------------------------
  Outstanding                                      3,685,552
____________________________________________________________
============================================================
Class A:
  Net asset value per share                     $      14.58
------------------------------------------------------------
  Offering price per share:
    (Net asset value of $14.58 divided by
      95.25%)                                   $      15.31
____________________________________________________________
============================================================
Class B:
  Net asset value and offering price per share  $      14.00
____________________________________________________________
============================================================
Class C:
  Net asset value and offering price per share  $      14.01
____________________________________________________________
============================================================

* At October 31, 2001, securities with an aggregate market value of $52,937,081 were on loan to brokers.

STATEMENT OF OPERATIONS
For the year ended October 31, 2001

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of
  $704,394)                                    $   7,935,042
------------------------------------------------------------
Dividends from affiliated money market funds       4,042,042
------------------------------------------------------------
Interest                                              73,167
------------------------------------------------------------
Security lending income                              131,844
============================================================
    Total investment income                       12,182,095
============================================================

EXPENSES:

Advisory fees                                     10,072,947
------------------------------------------------------------
Administrative services fees                         151,718
------------------------------------------------------------
Custodian fees                                       605,916
------------------------------------------------------------
Distribution fees -- Class A                       2,878,873
------------------------------------------------------------
Distribution fees -- Class B                       5,513,030
------------------------------------------------------------
Distribution fees -- Class C                         695,408
------------------------------------------------------------
Transfer agent fees -- Class A                     1,853,674
------------------------------------------------------------
Transfer agent fees -- Class B                     1,825,156
------------------------------------------------------------
Transfer agent fees -- Class C                       230,223
------------------------------------------------------------
Directors' fees                                       13,501
------------------------------------------------------------
Other                                                741,308
============================================================
    Total expenses                                24,581,754
============================================================
Less: Fees waived                                 (1,367,253)
------------------------------------------------------------
    Expenses paid indirectly                         (22,415)
============================================================
    Net expenses                                  23,192,086
============================================================
Net investment income (loss)                     (11,009,991)
============================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES, FOREIGN CURRENCIES,
  FUTURES CONTRACTS AND OPTION CONTRACTS:

Net realized gain (loss) from:
  Investment securities                         (338,879,948)
------------------------------------------------------------
  Foreign currencies                                (194,055)
------------------------------------------------------------
  Futures contracts                                 (883,639)
------------------------------------------------------------
  Option contracts written                           481,493
============================================================
                                                (339,476,149)
============================================================
Change in net unrealized appreciation
  (depreciation) of:
  Investment securities                         (334,748,118)
------------------------------------------------------------
  Foreign currencies                                 339,904
============================================================
                                                (334,408,214)
============================================================
Net gain (loss) from investment securities,
  foreign currencies, futures contracts and
  option contracts                              (673,884,363)
============================================================
Net increase (decrease) in net assets
  resulting from operations                    $(684,894,354)
____________________________________________________________
============================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS
For the years ended October 31, 2001 and 2000

                                                                   2001              2000
                                                              --------------    --------------
OPERATIONS:

  Net investment income (loss)                                $  (11,009,991)   $   (5,429,162)
----------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities,
    foreign currencies, futures contracts and option
    contracts                                                   (339,476,149)       (3,575,459)
----------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities, foreign currencies and option
    contracts                                                   (334,408,214)       22,843,525
==============================================================================================
    Net increase (decrease) in net assets resulting from
      operations                                                (684,894,354)       13,838,904
==============================================================================================
Distributions to shareholders from net realized gains:
  Class A                                                         (1,427,057)      (22,377,539)
----------------------------------------------------------------------------------------------
  Class B                                                         (1,483,758)      (25,278,124)
----------------------------------------------------------------------------------------------
  Class C                                                           (173,903)       (1,981,428)
----------------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                        (30,347,996)      420,853,851
----------------------------------------------------------------------------------------------
  Class B                                                       (115,804,932)      399,786,433
----------------------------------------------------------------------------------------------
  Class C                                                          2,328,723        62,117,243
==============================================================================================
    Net increase (decrease) in net assets                       (831,803,277)      846,959,340
==============================================================================================

NET ASSETS:

  Beginning of year                                            1,692,210,413       845,251,073
==============================================================================================
  End of year                                                 $  860,407,136    $1,692,210,413
______________________________________________________________________________________________
==============================================================================================

NET ASSETS CONSIST OF:

  Capital (par value and additional paid-in)                  $1,209,235,279    $1,364,256,905
----------------------------------------------------------------------------------------------
  Undistributed net investment income (loss)                         (61,233)          (47,437)
----------------------------------------------------------------------------------------------
  Undistributed net realized gain (loss) from investment
    securities, foreign currencies, futures contracts and
    option contracts                                            (344,487,506)       (2,127,865)
----------------------------------------------------------------------------------------------
  Unrealized appreciation (depreciation) of investment
    securities and foreign currencies                             (4,279,404)      330,128,810
==============================================================================================
                                                              $  860,407,136    $1,692,210,413
______________________________________________________________________________________________
==============================================================================================

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
October 31, 2001


NOTE 1-SIGNIFICANT ACCOUNTING POLICIES


AIM Global Growth Fund (the "Fund") is a series portfolio of AIM International Funds, Inc. (the "Company"). The Company is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of six separate portfolios. The Fund currently offers three different classes of shares: Class A shares, Class B shares and Class C shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is long-term growth of capital.
  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. Security Valuations -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security reported on the NASDAQ National Market System is valued at the last sales price as of the close of the customary trading session on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Company's officers in a manner specifically authorized by the Board of Directors of the Company. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").
     Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Occasionally, events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If a development/event is so significant that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Directors.

B. Securities Transactions and Investment Income -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.
     On October 31, 2001, undistributed net investment income was increased by $10,996,195, undistributed net realized gains increased by $201,226 and paid in capital decreased by $11,197,421 as a result of book/tax differences due to foreign currency transactions and net operating loss reclassifications. Net assets of the Fund were unaffected by the reclassification discussed above.

C. Distributions -- Distributions from income and net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. Federal Income Taxes -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
     The fund has a capital loss carryforward of $339,470,549 as of October 31, 2001 which may be carried forward to offset future taxable gains, if any, which expires, if not previously utilized, in the year 2009.

E. Foreign Currency Translations -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

F. Foreign Currency Contracts -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

G. Covered Call Options -- The Fund may write call options, on a covered basis; that is, the Fund will own the underlying security. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received.

H. Futures Contracts -- The Fund may purchase or sell futures contracts as a hedge against changes in market conditions. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities as collateral for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contracts at the end of each day's trading. Variation margin payments are made or received depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund's basis in the contract. Risks include the possibility of an illiquid market and that a change in value of the contracts may not correlate with changes in the value of the securities being hedged.

I. Expenses -- Distribution expenses and certain transfer agency expenses directly attributable to a class of shares are charged to those classes' operations. All other expenses which are attributable to more than one class are allocated among the classes based on relative net assets.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Company has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.85% of the first $1 billion of the Fund's average daily net assets, plus 0.80% of the Fund's average daily net assets in excess of $1 billion. Effective July 1, 2001, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market fund of which the Fund has invested. For the year ended October 31, 2001, AIM waived fees of $1,367,253.
  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2001, AIM was paid $151,718 for such services.
  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. During the year ended October 31, 2001, AFS was paid $2,176,088 for such services.
  The Company has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Company has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares, Class B shares and Class C shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.50% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and C shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges that may be paid by the respective classes. For the year ended October 31, 2001, the Class A, Class B and Class C shares paid AIM Distributors $2,878,873, $5,513,030 and $695,408, respectively, as compensation under the Plans.

  AIM Distributors received commissions of $219,358 from sales of the Class A shares of the Fund during the year ended October 31, 2001. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the year ended October 31, 2001, AIM Distributors received $74,887 in contingent deferred sales charges imposed on redemptions of Fund shares.
  Certain officers and directors of the Company are officers and directors of AIM, AFS and AIM Distributors.
  During the year ended October 31, 2001, the Fund paid legal fees of $5,081 or services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Company's directors. A member of that firm is a director of the Company.

NOTE 3-INDIRECT EXPENSES

For the year ended October 31, 2001, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) of $21,368 and reductions in custodian fees of $1,047 under expense offset arrangements which resulted in a reduction of the Fund's total expenses of $22,415.

NOTE 4-DIRECTORS' FEES

Directors' fees represent remuneration paid to directors who are not an "interested person" of AIM. The Company invests directors' fees, if so elected by a director, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 5-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund may borrow up to the lesser of
(i) $1,000,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the year ended October 31, 2001, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 6-PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities to the extent of one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value, determined daily, of the loaned securities. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral pursuant to these loans is invested in short-term money market instruments or affiliated money market funds. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day. Therefore, the value of the collateral may be temporarily less than the value of the securities on loan.
  At October 31, 2001, securities with an aggregate value of $52,937,081 were on loan to brokers. The loans were secured by cash collateral of $55,216,201 received by the Fund and invested in STIC Liquid Assets Portfolio, an affiliated money market fund. For the year ended October 31, 2001, the Fund received fees of $131,844 for securities lending.

NOTE 7-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended October 31, 2001 was $1,503,169,744 and $1,495,723,222, respectively.
  The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of October 31, 2001 is as follows:

Aggregate unrealized appreciation of
  investment securities                      $ 50,204,793
---------------------------------------------------------
Aggregate unrealized (depreciation) of
  Investment securities                      $(59,409,956)
=========================================================
Net unrealized appreciation (depreciation)
  of investment securities                   $ (9,205,163)
_________________________________________________________
=========================================================
Cost of investments for tax purposes is $873,082,068.


NOTE 8-CALL OPTION CONTRACTS

Transactions in call options written during the year ended October 31, 2001 are summarized as follows:

                                   CALL OPTION CONTRACTS
                                   ----------------------
                                   NUMBER OF    PREMIUMS
                                   CONTRACTS    RECEIVED
                                   ---------    ---------
Beginning of year                       --      $      --
---------------------------------------------------------
Written                              3,280        753,191
---------------------------------------------------------
Closed                              (1,480)      (664,616)
---------------------------------------------------------
Exercised                           (1,108)       (54,523)
---------------------------------------------------------
Expired                               (692)       (34,052)
=========================================================
End of year                             --      $      --
_________________________________________________________
=========================================================

NOTE 9-CAPITAL STOCK

Changes in capital stock outstanding during the years ended October 31, 2001 and 2000 were as follows:

                                                           2001                           2000
                                               ----------------------------    ---------------------------
                                                 SHARES          AMOUNT          SHARES         AMOUNT
                                               -----------    -------------    ----------    -------------
Sold:
  Class A                                       22,586,351    $ 407,568,683    15,127,777    $ 406,628,704
----------------------------------------------------------------------------------------------------------
  Class B                                        2,605,609       48,789,699     6,900,851      184,168,116
----------------------------------------------------------------------------------------------------------
  Class C                                        2,107,158       38,028,226     2,828,982       75,283,012
==========================================================================================================
Issued as reinvestment of dividends:
  Class A                                           62,001        1,403,687       806,611       20,568,517
----------------------------------------------------------------------------------------------------------
  Class B                                           68,397        1,494,466       942,086       23,307,209
----------------------------------------------------------------------------------------------------------
  Class C                                            9,643          210,693        77,109        1,907,682
==========================================================================================================
Issued in connection with acquisitions:
  Class A                                               --               --     7,688,264      213,107,428*
----------------------------------------------------------------------------------------------------------
  Class B                                               --               --    10,539,727      282,469,092*
----------------------------------------------------------------------------------------------------------
  Class C                                               --               --        91,163        2,444,182*
==========================================================================================================
Reacquired:
  Class A                                      (24,582,846)    (439,320,366)   (8,110,012)    (219,450,798)
----------------------------------------------------------------------------------------------------------
  Class B                                       (9,939,010)    (166,089,097)   (3,420,141)     (90,157,984)
----------------------------------------------------------------------------------------------------------
  Class C                                       (2,134,027)     (35,910,196)     (670,330)     (17,517,633)
==========================================================================================================
                                                (9,216,724)   $(143,824,205)   32,802,087    $ 882,757,527
__________________________________________________________________________________________________________
==========================================================================================================

* As of the close of business on June 9, 2000, the Fund acquired all the net assets of AIM Global Growth & Income Fund pursuant to a plan of reorganization approved by AIM Global Growth & Income Fund's shareholders on May 31, 2000. The acquisition was accomplished by a tax-free exchange of 18,319,154 shares of the Fund for 74,783,315 shares of AIM Global Growth & Income Fund outstanding as of the close of business on June 9, 2000. AIM Global Growth & Income Fund's net assets at that date were $498,020,702, including $85,685,863 of unrealized appreciation, were combined with those of the Fund. The aggregate net assets of the Fund immediately before the acquisition were $1,254,996,609.

NOTE 10-FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                      CLASS A
                                                              --------------------------------------------------------
                                                                               YEAR ENDED OCTOBER 31,
                                                              --------------------------------------------------------
                                                                2001      2000(a)       1999        1998        1997
                                                              --------    --------    --------    --------    --------
Net asset value, beginning of period                          $  24.83    $  23.43    $  17.91    $  16.65    $  14.20
----------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment loss                                            (0.13)      (0.03)      (0.10)      (0.05)      (0.04)
----------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                 (10.08)       2.77        6.12        1.74        2.49
======================================================================================================================
    Total from investment operations                            (10.21)       2.74        6.02        1.69        2.45
======================================================================================================================
Less distributions from net realized gains                       (0.04)      (1.34)      (0.50)      (0.43)         --
======================================================================================================================
Net asset value, end of period                                $  14.58    $  24.83    $  23.43    $  17.91    $  16.65
______________________________________________________________________________________________________________________
======================================================================================================================
Total return(b)                                                 (41.17)%     11.52%      34.43%      10.43%      17.25%
______________________________________________________________________________________________________________________
======================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $439,612    $796,992    $388,549    $219,050    $178,917
______________________________________________________________________________________________________________________
======================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                                1.68%(c)    1.62%       1.67%       1.70%       1.76%
----------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                             1.79%(c)    1.63%       1.67%       1.70%       1.76%
======================================================================================================================
Ratio of net investment income (loss) to average net assets      (0.66)%(c)  (0.10)%     (0.57)%     (0.27)%     (0.30)%
______________________________________________________________________________________________________________________
======================================================================================================================
Portfolio turnover rate                                            134%        110%         93%         97%         96%
______________________________________________________________________________________________________________________
======================================================================================================================

(a)  Calculated using average shares outstanding.
(b)  Does not include sales charges.
(c)  Ratios are based on average daily net assets of $575,774,649.

                                                                                      CLASS B
                                                              --------------------------------------------------------
                                                                               YEAR ENDED OCTOBER 31,
                                                              --------------------------------------------------------
                                                                2001      2000(a)     1999(a)     1998(a)       1997
                                                              --------    --------    --------    --------    --------
Net asset value, beginning of period                          $  23.98    $  22.78    $  17.52    $  16.39    $  14.05
----------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   (0.24)      (0.17)      (0.23)      (0.15)      (0.11)
----------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  (9.70)       2.71        5.99        1.71        2.45
======================================================================================================================
    Total from investment operations                             (9.94)       2.54        5.76        1.56        2.34
======================================================================================================================
Less distributions from net realized gains                       (0.04)      (1.34)      (0.50)      (0.43)         --
======================================================================================================================
Net asset value, end of period                                $  14.00    $  23.98    $  22.78    $  17.52    $  16.39
______________________________________________________________________________________________________________________
======================================================================================================================
Total return(b)                                                 (41.50)%     10.95%      33.69%       9.78%      16.65%
______________________________________________________________________________________________________________________
======================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $369,171    $806,409    $425,345    $282,456    $224,225
______________________________________________________________________________________________________________________
======================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                                2.19%(c)    2.16%       2.23%       2.26%       2.29%
----------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                             2.30%(c)    2.17%       2.23%       2.26%       2.29%
======================================================================================================================
Ratio of net investment income (loss) to average net assets      (1.16)%(c)  (0.64)%     (1.13)%     (0.83)%     (0.83)%
______________________________________________________________________________________________________________________
======================================================================================================================
Portfolio turnover rate                                            134%        110%         93%         97%         96%
______________________________________________________________________________________________________________________
======================================================================================================================

(a)  Calculated using average shares outstanding.
(b)  Does not include contingent deferred sales charges.
(c)  Ratios are based on average daily net assets of $551,303,019.

                                                                        CLASS C
                                               ----------------------------------------------------------
                                                                                           AUGUST 4, 1997
                                                                                            (DATE SALES
                                                        YEAR ENDED OCTOBER 31,             COMMENCED) TO
                                               ----------------------------------------     OCTOBER 31,
                                                2001      2000(a)    1999(a)    1998(a)         1997
                                               -------    -------    -------    -------    --------------
Net asset value, beginning of period           $ 23.98    $ 22.79    $ 17.52    $ 16.39        $17.39
---------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                   (0.22)     (0.17)     (0.23)     (0.15)        (0.03)
---------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both
    realized and unrealized)                     (9.71)      2.70       6.00       1.71         (0.97)
=========================================================================================================
    Total from investment operations             (9.93)      2.53       5.77       1.56         (1.00)
=========================================================================================================
Less distributions from net realized gains       (0.04)     (1.34)     (0.50)     (0.43)           --
=========================================================================================================
Net asset value, end of period                 $ 14.01    $ 23.98    $ 22.79    $ 17.52        $16.39
_________________________________________________________________________________________________________
=========================================================================================================
Total return(b)                                 (41.46)%    10.90%     33.69%      9.78%        (5.75)%
_________________________________________________________________________________________________________
=========================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)       $51,624    $88,810    $31,356    $11,765        $1,100
_________________________________________________________________________________________________________
=========================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                2.19%(c)   2.16%      2.23%      2.26%         2.29%(d)
---------------------------------------------------------------------------------------------------------
  Without fee waivers                             2.30%(c)   2.17%      2.23%      2.26%         2.29%(d)
=========================================================================================================
Ratio of net investment income (loss) to
  average net assets                             (1.16)%(c) (0.64)%    (1.13)%    (0.83)%       (0.83)%(d)
_________________________________________________________________________________________________________
=========================================================================================================
Portfolio turnover rate                            134%       110%        93%        97%           96%
_________________________________________________________________________________________________________
=========================================================================================================

(a)  Calculated using average shares outstanding.
(b) Does not include contingent deferred sales charges and is not annualized for period less than one year.
(c)  Ratios are based on average daily net assets of $69,540,733.
(d)  Annualized.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Shareholders of AIM Global Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the AIM Global Growth Fund (one of the funds constituting AIM International Funds, Inc; hereafter referred to as the "Fund") at October 31, 2001, and the results of its operations, the changes in its net assets, and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at October 31, 2001 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion. The statement of changes in net assets of the Fund for the year ended October 31, 2000 and the financial highlights for each of the periods ended on or before October 31, 2000 were audited by other independent accountants whose report, dated December 6, 2000, expressed an unqualified opinion on those statements.

PRICEWATERHOUSECOOPERS LLP

December 12, 2001
Houston, Texas

BOARD OF DIRECTORS                                    OFFICERS                                OFFICE OF THE FUND

Robert H. Graham                                      Robert H. Graham                        11 Greenway Plaza
Chairman, President and                               Chairman and President                  Suite 100
Chief Executive Officer                                                                       Houston, TX 77046
A I M Management Group Inc.                           Carol F. Relihan
                                                      Senior Vice President and Secretary     INVESTMENT ADVISOR
Frank S. Bayley
Partner, Baker & McKenzie                             Gary T. Crum                            A I M Advisors, Inc.
                                                      Senior Vice President                   11 Greenway Plaza
Bruce L. Crockett                                                                             Suite 100
Director                                              Dana R. Sutton                          Houston, TX 77046
ACE Limited;                                          Vice President and Treasurer
Formerly Director, President, and                                                             TRANSFER AGENT
Chief Executive Officer                               Robert G. Alley
COMSAT Corporation                                    Vice President                          A I M Fund Services, Inc.
                                                                                              P.O. Box 4739
Owen Daly II                                          Melville B. Cox                         Houston, TX 77210-4739
Formerly, Director                                    Vice President
Cortland Trust, Inc.                                                                          CUSTODIAN
                                                      Edgar M. Larsen
Albert R. Dowden                                      Vice President                          State Street Bank and Trust Company
Chairman, The Cortland Trust, Inc.                                                            225 Franklin Street
and DHJ Media, Inc.; and                              Mary J. Benson                          Boston, MA 02110
Director, Magellan Insurance Company,                 Assistant Vice President and
Formerly Director, President and                      Assistant Treasurer                     COUNSEL TO THE FUND
Chief Executive Officer,
Volvo Group North America, Inc.; and                  Sheri Morris                            Ballard Spahr
Senior Vice President, AB Volvo                       Assistant Vice President and            Andrews & Ingersoll, LLP
                                                      Assistant Treasurer                     1735 Market Street
Edward K. Dunn Jr.                                                                            Philadelphia, PA 19103
Formerly, Chairman, Mercantile Mortgage Corp.;
Vice Chairman and President,                                                                  COUNSEL TO THE DIRECTORS
Mercantile-Safe Deposit & Trust Co.; and
President, Mercantile Bankshares                                                              Kramer, Levin, Naftalis & Frankel LLP
                                                                                              919 Third Avenue
Jack M. Fields                                                                                New York, NY 10022
Chief Executive Officer
Twenty First Century Group, Inc.;                                                             DISTRIBUTOR
Formerly Member
of the U.S. House of Representatives                                                          A I M Distributors, Inc.
                                                                                              11 Greenway Plaza
Carl Frischling                                                                               Suite 100
Partner                                                                                       Houston, TX 77046
Kramer, Levin, Naftalis & Frankel LLP
                                                                                              AUDITORS
Prema Mathai-Davis
Member, Visiting Committee,                                                                   PricewaterhouseCoopers LLP
Harvard University Graduate                                                                   1201 Louisiana, Suite 2900
School of Education, New School University;                                                   Houston, TX 77002
Formerly Chief Executive Officer,
YWCA of the U.S.A.

Lewis F. Pennock
Partner, Pennock & Cooper

Ruth H. Quigley
Private Investor

Louis S. Sklar
Executive Vice President
Hines Interests
Limited Partnership

REQUIRED FEDERAL INCOME TAX INFORMATION (UNAUDITED)

The Fund distributed capital gains of $3,084,718 for the Fund's tax year ended October 31, 2001, which will be taxed as long-term gain.

                                  EQUITY FUNDS

      DOMESTIC EQUITY FUNDS           INTERNATIONAL/GLOBAL EQUITY FUNDS      A I M Management Group Inc. has provided leadership in
                                                                             the mutual fund industry since 1976 and managed
         MORE AGGRESSIVE                     MORE AGGRESSIVE                 approximately $141 billion in assets for 10.1 million
                                                                             shareholders, including individual investors, corporate
AIM Small Cap Opportunities(1)  AIM Developing Markets                       clients and financial institutions, as of September 30,
AIM Mid Cap Opportunities(1)    AIM European Small Company                   2001.
AIM Large Cap Opportunities(1)  AIM Asian Growth                                 The AIM Family of Funds--Registered Trademark-- is
AIM Emerging Growth             AIM International Emerging Growth            distributed nationwide, and AIM today is the
AIM Small Cap Growth            AIM Global Aggressive Growth                 tenth-largest mutual fund complex in the United States
AIM Aggressive Growth           AIM European Development                     in assets under management, according to Strategic
AIM Mid Cap Growth              AIM Euroland Growth                          Insight, an independent mutual fund monitor. AIM is a
AIM Dent Demographic Trends     AIM International Equity                     subsidiary of AMVESCAP PLC, one of the world's largest
AIM Constellation               AIM Global Growth                            independent financial services companies with $361
AIM Large Cap Growth            AIM Worldwide Spectrum                       billion in assets under management as of September 30,
AIM Weingarten                  AIM Global Trends                            2001.
AIM Small Cap Equity            AIM International Value(3)
AIM Capital Development
AIM Charter                                  MORE CONSERVATIVE
AIM Mid Cap Equity
AIM Select Equity(2)                        SECTOR EQUITY FUNDS
AIM Value II
AIM Value                                    MORE AGGRESSIVE
AIM Blue Chip
AIM Basic Value                 AIM New Technology
AIM Large Cap Basic Value       AIM Global Telecommunications and Technology
AIM Balanced                    AIM Global Energy(4)
AIM Basic Balanced              AIM Global Infrastructure
                                AIM Global Financial Services
      MORE CONSERVATIVE         AIM Global Health Care
                                AIM Global Utilities
                                AIM Real Estate(5)

                                             MORE CONSERVATIVE

                      FIXED-INCOME FUNDS

    TAXABLE FIXED-INCOME FUNDS    TAX-FREE FIXED-INCOME FUNDS

        MORE AGGRESSIVE                 MORE AGGRESSIVE

AIM High Yield II               AIM High Income Municipal
AIM High Yield                  AIM Municipal Bond
AIM Strategic Income            AIM Tax-Free Intermediate
AIM Income                      AIM Tax-Exempt Cash
AIM Global Income
AIM Intermediate Government             MORE CONSERVATIVE
AIM Floating Rate
AIM Limited Maturity Treasury
AIM Money Market

        MORE CONSERVATIVE


When assessing the degree of risk, AIM considered the following three factors: the funds' portfolio holdings, volatility patterns over time and diversification permitted within the fund. Fund rankings are relative to one another within the particular group of The AIM Family of Funds--Registered Trademark-- and should not be compared with other investments. There is no guarantee that any one AIM fund will be less volatile than any other. This order is subject to change. (1) Closed to new investors. (2) On July 13, 2001, AIM Select Growth Fund was renamed AIM Select Equity Fund. (3) On July 1, 2001, AIM Advisor International Value Fund was renamed AIM International Value Fund. (4) On September 1, 2001, AIM Global Resources Fund was renamed AIM Global Energy Fund. (5) On July 1, 2001, AIM Advisor Real Estate Fund was renamed AIM Real Estate Fund. FOR MORE COMPLETE INFORMATION ABOUT ANY AIM FUND, INCLUDING THE RISKS, SALES CHARGES AND EXPENSES, OBTAIN THE APPROPRIATE PROSPECTUS(ES) FROM YOUR FINANCIAL ADVISOR. PLEASE READ THE PROSPECTUS(ES) CAREFULLY BEFORE YOU INVEST OR SEND MONEY. If used as sales material after January 20, 2002, this report must be accompanied by a fund Performance & Commentary or by an AIM Quarterly Review of Performance for the most recent quarter-end.

[DALBAR AWARD LOGO APPEARS HERE]                        [AIM LOGO APPEARS HERE]
                                                        --Registered Trademark--
                                                        INVEST WITH DISCIPLINE
                                                        --Registered Trademark--

                                                                        GLG-AR-1

A I M DISTRIBUTORS, INC.